COLLABORATIVE ARRANGEMENTS (Details Textual) (Sigma Tau [Member])	6 Months Ended
Jun. 30, 2012
Sigma Tau [Member]
License Agreement Date	Dec. 31, 2001
License Expiration Date	8 years
License and Supply Agreement Payment Terms	Pursuant to the amended terms, Gentium received an initial payment of $7,000 and will receive an additional payment of $6,000 following approval from the FDA to market defibrotide in the U.S. and a further $2,000 following the transfer of the approved NDA to Sigma-Tau.
Method Of Royalty Description	Gentium will receive a 7% royalty on net sales and a supply margin equal to the greater of 31% of net sales of defibrotide or .050 per unit in the Americas. Gentium will reimburse $1,000 of costs reimbursed by Sigma-Tau from its future royalty payments due to Gentium under the License and Supply Agreement.
Discontinuation Period	36 months
Percentage Of Reimbursement Revenue	50.00%